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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report November 3, 2000                Commission File No. 333-30795
(Date of earliest event reported)


                                RADIO ONE, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                                        52-1166660
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                         5900 Princess Garden Parkway,
                                   8th Floor
                            Lanham, Maryland 20706
                   (Address of principal executive offices)

                                (301) 306-1111
              Registrant's telephone number, including area code
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Item 5.  Other Events

         On November 2, 2000, the Company issued the attached press releases announcing the Company's Third Quarter results, an extension of its employment agreement with Scott Royster, Chief Financial Officer and the proposed acquisition of Nash Communications Corporation, licensee of Station WILD(AM) in Boston, Massachusetts.

         Exhibit 1 Press Release; Radio One, Inc. Reports Record Results for Its Third Quarter of 2000
         Exhibit 2 Press Release; Radio One, Inc. Announces Extension of Employment Agreement with Chief Financial Officer
         Exhibit 3 Press Release; Radio One, Inc. Enters into Merger Agreement with Nash Communications in Boston
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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           RADIO ONE, INC.



                           /s/ Scott R. Royster
                           _____________________________________________________
November 3, 2000           Scott R. Royster
                           Executive Vice President and Chief Financial Officer
                           (Principal Accounting Officer)